UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2005

RENTECH, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-19260	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1331 17th Street, Suite 720
Denver, Colorado		80202-1557
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (303) 298-8008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)     On December 14, 2005, Rentech, Inc. (the “Company”) announced the appointment of Halbert S. Washburn and James AC McDermott to the Board of Directors of the Company, effective December 15, 2005.  Messrs. Washburn and McDermott’s terms will expire at the next annual meeting of shareholders of the Company at which time it is expected that they will stand for re-election for a three year term.   Messrs. Washburn and McDermott have not been appointed to any committees of the Board of Directors.

          A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description of the Exhibit

Exhibit 99.1	Press Release by Rentech, Inc. dated December 14, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: December 16, 2005	By:	/s/ D. Hunt Ramsbottom

D. Hunt Ramsbottom
Chief Executive Officer